SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): DECEMBER 12, 2001

ALLIS-CHALMERS CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-2199 (Commission File Number)

39-0126090 (I.R.S. Employer Identification No.)

8150 LAWNDALE HOUSTON, TEXAS (Address of principal executive offices)	77012 (Zip Code)

Registrant’s telephone number, including area code: (713) 928-6200

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL POSITION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On December 12, 2001, Allis-Chalmers Corporation, a Delaware corporation (the “Company”), consummated the sale of a wholly-owned subsidiary, Houston Dynamic Service, Inc. (“HDS”), to Clayton Lau (the “Buyer”), the general manager of HDS, in a management buy-out. Under the terms of the sale, the Company received a promissory note from the buyer in the amount of $930,000 due on November 30, 2007, secured by certain HDS equipment. HDS assigned to the Company the HDS accounts receivable and the Company assumed the obligation to pay the HDS accounts payable and the outstanding balance on a revolving line of credit in the amount of $375,000. A loss on the sale of approximately $1 million resulting from the sale will be recorded for the three months ended December 31, 2001.

     In conjunction with the sale of HDS, the Company formally discontinued the operations related to precision machining of rotating equipment, which was the principal HDS business.

     As part of the overall corporate strategy to focus on its core business of providing services to the oil and gas industry and to increase shareholder value, the Company intends to sell or license its worldwide rights to patents, tradenames and logos for products and services outside the energy sector.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(b)	Pro Forma Financial Information.

Unaudited Pro Forma Consolidated Condensed Statement of Financial Position as of September 30, 2001

Unaudited Pro Forma Consolidated Condensed Statement of Operations for the Nine Months Ended September 30, 2001

Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements

(c)	Exhibits.

10.1	Stock Purchase Agreement dated November 30, 2001 by and between Clayton Lau and Mountain Compressed Air, Inc.
10.2	HDS Promissory Note executed by Clayton Lau dated November 30, 2001
10.3	HDS Security Agreement dated November 30, 2001 by and between Clayton Lau and Mountain Compressed Air, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIS-CHALMERS CORPORATION

By:	Munawar H. Hidayatallah

Munawar H. Hidayatallah President, Chief Executive Officer and Chairman

Date: December 27, 2001

ALLIS-CHALMERS CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

     On December 12, 2001, Allis-Chalmers Corporation, a Delaware corporation (the “Company”), consummated the sale of a wholly-owned subsidiary, Houston Dynamic Service, Inc. (“HDS”), to Clayton Lau (the “Buyer”), the general manager of HDS, in a management buy-out. Under the terms of the sale, the Company received a promissory note from the buyer in the amount of $930,000 due on November 30, 2007, secured by certain HDS equipment. HDS assigned to the Company the HDS accounts receivable and the Company assumed the obligation to pay the HDS accounts payable and the outstanding balance on a revolving line of credit in the amount of $375,000. A loss on the sale of approximately $1 million resulting from the sale will be recorded for the three months ended December 31, 2001.

     In conjunction with the sale of HDS, the Company formally discontinued the operations related to precision machining of rotating equipment, which was the principal HDS business.

     As part of the overall corporate strategy to focus on its core business of providing services to the oil and gas industry and to increase shareholder value, the Company intends to sell or license its worldwide rights to patents, tradenames and logos for products and service outside the energy sector.

     The accompanying unaudited pro forma consolidated condensed financial statements illustrate the effects of the disposition of HDS on the Company’s results of operations and financial position. The unaudited pro forma consolidated condensed statements of operations for the nine months ended September 30, 2001 are based on the historical statements of operations and assume that the disposition had occurred as of the beginning of the periods presented. The unaudited pro forma consolidated condensed statement of financial position as of September 30, 2001 is based on the unaudited historical statement of financial position of the Company and assumes that the disposition took place on that date. The unaudited pro forma consolidated condensed statements of operations for the year ended December 31, 2000 are not presented because HDS operations were not included in the historical statements.

     Certain information normally included in the financial statements prepared in accordance with generally accepted accounting principles has been condensed or omitted pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”). The unaudited pro forma consolidated condensed financial statements should be read in conjunction with our (audited) financial statements in the September 25,2001 proxy statement filed with the Securities and Exchange Commission (and unaudited interim financial statements), including notes thereto and its Quarterly Reports on Form 10-Q previously filed with the SEC.

ALLIS-CHALMERS CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL POSITION
AS OF SEPTEMBER 30, 2001
(In thousands, except per share data)

	ALLIS-
	CHALMERS
	CONSOLIDATED	HDS
	HISTORICAL	OPERATIONS		PRO FORMA

Assets
Cash and cash equivalents	$289	$(100	)(b)	$189
Trade Receivables	1,561	—		1,561
Inventories, net	59	(59	)(b)	—
Due from related party	33	—		33
Other current assets	877	(62	)(b)	815

Total Current Assets	2,819	(221)		2,598
Net Property, plant and equipment	8,265	(1,923	)(b)	6,342
Goodwill and other intangibles, net	4,580	(39	)(c)	4,541
Other assets	—	930	(d)	930

Total Assets	$15,664	$(1,253)		$14,411

Liabilities and Shareholders’ Equity
Current maturities of long-term debt	$6,174	$(184	)(b)	$5,990
Trade accounts payable	516	0		516
Accrued employee benefits	476	(83	)(b)	393
Other current liabilities	421	223	(b), (e)	644

Total Current Liabilities	7,587	(44)		7,543
Accrued postretirement benefit obligations	862	0		862
Long-term debt	2,617	(17	)(b)	2,600
Shareholders’ equity
Common stock ($.15 par value; 1,988,128 actual shares issued and outstanding at September 30, 2001, as restated for the re-capitalization on May 9, 2001)	298			298
Capital in excess of par value	6,156			6,156
Accumulated deficit	(1,856)	(1,192	)(f)	(3,048)

Total Shareholders’ Equity	4,598	(1,192)		3,406

Total Liabilities and Shareholders’ Equity	$15,664	$(1,253)		$14,411

See notes to unaudited pro forma consolidated financial statements.

ALLIS-CHALMERS CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
(In thousands, except per share data)

	ALLIS-
	CHALMERS
	CONSOLIDATED	HDS
	HISTORICAL	OPERATIONS		PRO FORMA

Sales	5,070	(1,602	)(g)	3,468
Cost of Sales	3,596	(1,265	)(g)	2,331

Gross Profit	1,474	(337)		1,137
Marketing and Administrative Expense	2,239	(438	)(g)	1,801

Income (Loss) from Operations	(765)	101		(664)
Other Income
Interest Income	0			0
Interest Expense	(523)	3	(g)	(520)
Other	59			59

Net Income (Loss)	(1,229)	104		(1,125)

Net Income / (Loss) per Common Share	$(1.16)			$(0.86)

Weighted average shares outstanding	1,060			1,060

Pro forma net income (loss) per common share	$(0.11)			$(0.08)

Pro forma weighted average number of common shares outstanding	11,588			11,588

See notes to unaudited pro forma consolidated financial statements.

ALLIS-CHALMERS CORPORATION

NOTES TO UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

     The following pro forma adjustments have been made to the historical financial statements of the Company:

a)	On May 9, 2001, OilQuip Rentals, Inc. (“OilQuip”) merged into a subsidiary of Allis-Chalmers Corporation. In the merger, all of OilQuip’s outstanding common stock was converted into Allis-Chalmers’ common stock. For legal purposes, Allis-Chalmers acquired OilQuip. However, for accounting purposes OilQuip was treated as the acquiring company in a reverse acquisition of Allis-Chalmers. The financial statements prior to the merger are the financial statements of OilQuip. As a consequence, the operations of HDS prior to May 9, 2001 are not included in the historical operations of the Company on the attached pro forma statements of operations.

b)	HDS assets and liabilities sold in the HDS sale transaction.

c)	Intangible asset written off as a result of the HDS sale transaction.

d)	Promissory note received in exchange for the HDS assets and liabilities.

e)	Reserve in the amount of $300,000 for employment contracts related to the HDS operations. The Company will continue to make payments under the terms of these contracts.

f)	Pro forma loss that would have been recorded if the HDS sale transaction had occurred on September 30, 2001.

g)	Removal of revenues and expense related to the HDS operations sold.

EXHIBIT INDEX

10.1	Stock Purchase Agreement dated November 30, 2001 by and between Clayton Lau and Mountain Compressed Air, Inc.
10.2	HDS Promissory Note executed by Clayton Lau dated November 30, 2001
10.3	HDS Security Agreement dated November 30, 2001 by and between Clayton Lau and Mountain Compressed Air, Inc.